UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Mentor Graphics

Corporation

(Name of Registrant as Specified in Its Charter)

Siemens Aktiengesellschaft

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A copy of a presentation made by Siemens Aktiengesellschaft is attached hereto.

Expanding our digital leadership with the acquisition of Mentor Graphics Ralf P. Thomas, CFO Chuck Grindstaff, Executive Chairman of Siemens PLM Software November 14, 2016 Unrestricted © Siemens AG 2016 siemens.com

Notes and forward-looking statements This document contains statements related to our future business and financial performance and future events or developments involving Siemens that may constitute forward-looking statements. These statements may be identified by words such as “expect,” “look forward to,” “anticipate” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “project” or words of similar meaning. We may also make forward-looking statements in other reports, in presentations, in material delivered to shareholders and in press releases. In addition, our representatives may from time to time make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Siemens’ management, of which many are beyond Siemens’ control. These are subject to a number of risks, uncertainties and factors, including, but not limited to those described in disclosures, in particular in the chapter Risks in the Annual Report. Should one or more of these risks or uncertainties materialize, or should underlying expectations not occur or assumptions prove incorrect, actual results, performance or achievements of Siemens may (negatively or positively) vary materially from those described explicitly or implicitly in the relevant forward-looking statement. Siemens neither intends, nor assumes any obligation, to update or revise these forward-looking statements in light of developments which differ from those anticipated. This document includes – in IFRS not clearly defined – supplemental financial measures that are or may be non-GAAP financial measures. These supplemental financial measures should not be viewed in isolation or as alternatives to measures of Siemens’ net assets and financial positions or results of operations as presented in accordance with IFRS in its Consolidated Financial Statements. Other companies that report or describe similarly titled financial measures may calculate them differently. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Additional Information and Where to Find It In connection with the proposed transaction, Mentor Graphics Corporation (the “Company”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K, which will contain, among other things, a copy of the merger agreement, and will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Mentor Graphics Corporation, Investor Relations, 8005 SW Boeckman Rd., Wilsonville, OR 97070, 1-503-685-1462. Participants in Solicitation The Company and its directors, executive officers and certain employees may be deemed, and Siemens Industry, Inc. and its managing board, officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc. With respect to Siemens Industry, Inc. and its managing board, officers and employees, certain additional information is available and has been prepared in accordance with the German Commercial Code. Information concerning the ownership of the Company’s securities by the Company’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2016 and its definitive proxy statement for the 2016 annual meeting of shareholders filed with the SEC on May 18, 2016. Information regarding the Company’s directors, executive officers and certain other employees who may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Siemens Industry, Inc., including their respective interests by security holdings or otherwise, also will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents will be available free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.mentor.com.    Unrestricted    © Siemens AG 2016 Page 2 November 14, 2016

Executing Vision 2020: Portfolio optimization continues along our strategic imperatives April 16 January 16    1| Areas of growth? Closing of divestment to AtoS Closing of acquisition of CD-adapco    2| Potential profit pool? Merger of Siemens Wind Power with January 16 Gamesa announced    3| Why Siemens? Siemens 59% / Gamesa 41% Closing divestment of remaining Gamesa AGM approval with 99.75% 4| Synergetic value? assets to EQT 5| Paradigm shifts? Acquisition of Mentor Graphics announced Listing preparation announced Unrestricted © Siemens AG 2016 Page 3 November 14, 2016

Perfect fit to expand our leadership in the Digital Enterprise Vision 2020 Rationale for acquiring Mentor Graphics • Fast growing EDA segment: CAGR 7.3% until 2020 Area of growth • Unique combination of Electrical Design Automation software (EDA) and PLM accelerate growth opportunities across multiple industries Potential profit • Software-typical double-digit margin profile pool • Siemens will be the first company to provide a fully integrated design suite in PLM Why Siemens • Offering mechanical, electrical and software design capabilities on a single integrated platform • Offering a unique suite of integrated multi-domain capabilities across Siemens and Synergetic value Mentor Graphics customer segments • Savings from G&A and aligned go-to-market & R&D • Increasingly complex product design and seamless design adjustments of multi-functional products Paradigm shifts • Unique customer value through simultaneous mechatronics design and engineering across all domains Unrestricted © Siemens AG 2016 Page 4 November 14, 2016

Mentor Graphics will significantly increase our Siemens Software revenue

Company description

- Leading provider and pioneer of EDA
- Product portfolio for electronics design software addresses all levels from components to systems
- Large, diverse customer base of systems and IC/semiconductors companies with ~14,000 accounts
- Established 1981, HQ in Wilsonville, US
- Nasdaq listed
- Mentor Graphics Key figures FY16
  - Revenue: $1.2bn
  - EBIT margin adjusted[1] : 20%
  - Employees ~5,700

Revenue Split


Services & Support
41%
59%
System and Software

Transaction structure

- Acquisition of 100% of Mentor Graphics shares outstanding
- Offer price of $37.25 per share; 21% premium to Nov 11, 2016 close
- Enterprise Value $4.5bn (~€4.2bn)
- Revenue multiple[2] 3.5x; EBITDA multiple[2] 14.5x
- Friendly transaction
- EPS accretive in year 3 post-closing
- Synergies of > €100m in year 4 post-closing
- Expected Closing Q3 FY17 (subject to Mentor Graphics shareholder approval and regulatory approvals)

Mentor Graphics FY16 ended 31-Jan-16; EUR/USD 1.09; (1) Mentor Graphics non-GAAP operating income as disclosed in SEC filings (2) based on FY18 Factset consensus

Unrestricted © Siemens AG 2016

Page 5 November 14, 2016

Siemens will be the first provider of a fully integrated Digital Enterprise Suite

SIEMENS

2016

EDA software


Mentor Graphics

Electronic Design Automation: Questa, Calibre, Tessent, Xpedition and other lines of products

- **Integrated System Design:** provides a complete ecosystem for Electrical/ Electronic design (PCB, wiring, ECU and Integrated Circuits) including test and measurements and links to manufacturing
- **Scalable Verification and Emulation:** Simulation of System behavior (Tools for verifying that today's electronic system designs actually function as intended)
- **IC Design to Silicon:** Tools for the complete value chain from IC layout design to manufacturing to ensure a high yield

2016

Leading portfolio



Multidisciplinary design exploration: STAR-CCM+ and others

- **Multidisciplinary Engineering Simulation:** Primarily **computational fluid dynamics (CFD)** for analysis of fluid flow, heat transfer and fluid-structure interaction
- **Design Exploration:** Engineering simulation workflows and design optimization algorithms to automatically drive product design, e.g. for reduction of weight and cost

2012

Closed loop performance analysis


LMS

Simulation & testing: LMS Virtual.Lab, Imagine.Lab, Test.Lab

- **Behavioral simulation:** 1D cross-discipline simulation, like mechanical and electrics, e.g. fuel economy and range simulation for hybrid vehicles
- **3D mechanical simulation:** e.g. stiffness, noise, vibration
- **Testing:** Solutions for prototype testing (stationary & mobile)

2007

3D design


UGS

CAD software: NX Design, Nastran and Software Teamcenter

- Streamlines and accelerates the **product development** process in a **collaborative environment**
- Includes a modern, **multi-discipline CAE** environment
- Teamcenter as collaboration platform enables **consistent data management throughout the whole value chain**

Unrestricted © Siemens AG 2016

Page 6 November 14, 2016

Complex products require convergence of mechanical, electrical and software design capabilities

SIEMENS


Mechatronics
Park/reverse assist
Wireless networking
Rain sensing automatic windshield wipers
Entertainment
Rear seat entertainment
Heads up display
Electrochromic glass
Airbag deployment system
Satellite/HD radio
Auto distance cruise control
Multi-zone automatic climate control
Active noise cancellation
Brake by wire
Traction control
Lane departure warning
Security systems
Blind spot detection
Electronic compass
Communication
Navigation and trip computer
Antilock braking
Automated highway
Passive entry
Low tire pressure monitors
Active suspension
Adaptive front lighting
Engine management
Continuously variable transmission
Collision avoidance
Engine and emissions management
Vehicle stability
Lighting

The modern car is a hybrid of mechanical, electrical and software design components

Unrestricted © Siemens AG 2016

Page 7 November 14, 2016

Increasing electronic content of products creates significant growth opportunity for Electronic Design Automation

SIEMENS

Product segment		Market Drivers
Industrial equipment	 	• Higher automation levels • Connected devices ready for digital services
Infrastructure	 	• Remote managed auto pilots • Advanced condition monitoring & energy management
Smartphone	 	• Multi-domain mechatronics • Miniaturization of components
Wearables	 	• GPS & Biometric sensors • Augmented and virtual reality glasses
Automotive		• Entertainment and safety systems • Advanced driver assistant systems • Self driving cars
Smart home / Smart building	 	• Intelligent remote home control • Energy efficiency

EDA, one of the largest & fastest growing market segments in PL in US$bn
CAGR: 7.3%
7.9
8.5
9.1
9.8
10.5
11.3
2015
2016E
2017E
2018E
2019E
2020E

Convergence of electronic, mechanical and software across multiple industries

Unrestricted © Siemens AG 2016

Note: EDA segment size in US$bn, Source: Company materials and CIMdata, 7/2016

Page 8 November 14, 2016

Mentor Graphics portfolio will enable Siemens to meet key customer requirements for Industrie 4.0 Service Potential impact on key customer requirements by integrating Production Execution Production Engineering Mentor Graphics    Speed: Shorten design cycle of smart products with highest complexity through Production Planning simultaneous design Flexibility: Manage efficiently increasing number of design variants in Product Product Design Design and Production Quality: Increase quality through simulation and testing within the Product Design phase, reduce number of physical prototypes Efficiency: Optimize power consumption and analyze thermal effects of smart products through integrated system simulation    Digital Enterprise Key customer requirements (Industrie 4.0) Managing Simultaneous Design-in Optimized product design quality Power variants Speed Flexibility Quality Efficiency Cyber Security Unrestricted © Siemens AG 2016 Page 9 November 14, 2016

A step change towards the Digital Enterprise with great potential Customer Customers benefit from enhanced efficiency, greater flexibility, better Value quality, less costs and faster market readiness Complementing our significant position in Industrial Automation – Portfolio make Digital Enterprise a reality Shareholder Significant value creation potential through expansion of our Value leadership in the Digital Enterprise Unrestricted © Siemens AG 2016 Page 10 November 14, 2016

Questions and Answers Thank you for your attention – your questions, please! Unrestricted © Siemens AG 2016 Page 11 November 14, 2016

Financial calendar November 15 – 16, 2016 Roadshow Frankfurt, Paris November    November 15 – 16 Roadshow Boston, New York December 7, 2016 December Shaping Digitalization. Innovation at Siemens (Munich)    January 10, 2017 January Commerzbank German Investment Seminar (New York)    Unrestricted © Siemens AG 2016 Page 12 November 14, 2016

Siemens Investor Relations contacts Investor Relations Internet: www.siemens.com/investorrelations E-mail: investorrelations@siemens.com IR-Hotline: +49 89 636-32474 Fax: +49 89 636-32830 Unrestricted © Siemens AG 2016 Page 13 November 14, 2016

Siemens Press contacts Business and financial press Dennis Hofmann +49 89 636-22804 Alexander Becker +49 89 636-36558 Wolfram Trost +49 89 636-34794 Richard Speich +49 89 636-30017 Yashar N. Azad +49 89 636-37970 Internet: www.siemens.com/press E-mail: press@siemens.com Phone: +49 89 636-33443 Fax: +49 89 636-35260 Unrestricted © Siemens AG 2016 Page 14 November 14, 2016